UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2024 (September 9, 2024)

COMMISSION FILE NO. 333-228161

EvoAir Holdings Inc.

(Exact name of registrant as specified in Charter)

Nevada	98-1353613	8713
(State or other jurisdiction of incorporation or organization)	IRS Employer Identification Number	Primary Standard Industrial Classification Code Number

EvoAir Holdings Inc.

31-A2, Jalan 5/32A

6 ½ Miles off Jalan Kepong

52000 Kuala Lumpur, Malaysia

(Address of Principal Executive Offices)

+603 6243 3379

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	EVOH	OTC Markets – Pink Sheet

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Reverse Stock Split

On April 12, 2024, the Company’s board of directors (the “Board”) unanimously resolved to effect a reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a ratio of 1-for-4. Following such resolution, on September 9, 2024, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Nevada to effect the reverse stock split, with an effective time of 9:00AM. Eastern Time on September 11, 2024 (the “Reverse Stock Split”).

Split Adjustment; Treatment of Fractional Shares

As a result of the 1:4 Reverse Stock Split, each 4 pre-split shares of Common Stock outstanding will automatically combine into one new share of Common Stock without any action on the part of the holders, and the number of outstanding shares of Common Stock will be reduced from 102,742,362 shares to 25,685,591 shares (subject to rounding up of fractional shares to the nearest whole number).

No fractional shares will be issued in connection with the Reverse Stock Split. Fractional shares will be rounded up to the nearest whole number

New CUSIP

The new CUSIP number for the Common Stock following the Reverse Stock Split is 904525201.

Certificate of Amendment

The description of the Certificate of Amendment set forth above does not purport to be complete and is qualified in its entirety by the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

3.1	Certificate of Amendment, filed with the Secretary of State of Nevada on September 9, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EvoAir Holdings Inc.

Date: September 10, 2024	By:	/s/ Low Wai Koon
Low Wai Koon
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

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